Kensington Defender Fund
(Consolidated) Schedule of Investments
March 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 59.7%		Shares	Value
abrdn Physical Gold Shares ETF (a)		109,934	$3,278,232
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF		239,694	3,267,029
iShares 7-10 Year Treasury Bond ETF (b)(c)		206,056	19,651,561
iShares Dow Jones US Real Estate Index Fund (b)		34,304	3,284,608
iShares iBoxx High Yield Corporate Bond ETF (b)		41,501	3,274,014
SPDR Portfolio Emerging Markets ETF (k)		83,382	3,282,749
Vanguard FTSE Europe ETF		46,797	3,285,617
TOTAL EXCHANGE TRADED FUNDS (Cost $39,023,973)			39,323,810

PRIVATE FUNDS - 9.8%		Shares	Value
Galaxy Plus - Cane Kensington Opportunity Offshore Feeder Fund (546) LLC (a)(i)(j)		6,033	6,496,147
TOTAL PRIVATE FUNDS (Cost $6,034,267)			6,496,147

PURCHASED OPTIONS - 1.6%	Notional Amount	Contracts	Value
Put Options - 1.6%			$–
S&P 500 Index (d)(e)(h)		–	$–
Expiration: 03/31/2025; Exercise Price: $5,500.00	$15,950,000	29	73
Expiration: 04/09/2025; Exercise Price: $5,700.00	15,960,000	28	352,240
Expiration: 04/11/2025; Exercise Price: $5,600.00	16,240,000	29	236,060
Expiration: 04/15/2025; Exercise Price: $5,600.00	16,800,000	30	263,550
Expiration: 04/16/2025; Exercise Price: $5,550.00	16,095,000	29	193,894
TOTAL PURCHASED OPTIONS (Cost $1,291,181)			1,045,817

SHORT-TERM INVESTMENTS - 35.3%			Value
Investments Purchased with Proceeds from Securities Lending - 35.3%		Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.42% (f)		23,257,502	23,257,502
TOTAL SHORT-TERM INVESTMENTS (Cost $23,257,502)			23,257,502

TOTAL INVESTMENTS - 106.4% (Cost $69,606,923)			70,123,276
Money Market Deposit Account - 9.6% (g)			6,305,612
Liabilities in Excess of Other Assets - (16.0)%			(10,539,774)
TOTAL NET ASSETS - 100.0%			$65,889,114
two			–%
Percentages are stated as a percent of net assets.			–%

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $22,851,105 which represented 34.7% of net assets.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Exchange-traded.
(e)	100 shares per contract.
(f)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(g)	The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 4.20%.
(h)	Held in connection with written option contracts. See (Consolidated) Schedule of Written Options for further information.
(i)	Investment valued using net asset value per share as practical expedient. Galaxy Plus Fund – Cane Kensington Opportunity Feeder Fund (546) LLC (“Galaxy”) investment objective is to generate diversified investment returns that are uncorrelated with the equity and debt markets by committing its assets to the investment discretion of a select group of experienced sub-managers that pursue various alternative investment strategies. Specifically, Galaxy accesses the sub-managers through an affiliated platforms called Galaxy Plus Fund, LLC and Galaxy Plus Fund SPC (the “platforms”). The Platform identifies sub-managers that, in its judgment, are capable of generating attractive investment returns whose correlation to the U/S. equity and fixed-income markets is minimal. In implementing their strategies, the sub-managers selected by the platforms will have the discretion to invest and trade in a broad variety of securities and other financial instruments (including derivatives). Galaxy has no unfunded commitments or redemption lock-up period. As the investment offers generally weekly redemptions. However, the managers of Galaxy may temporarily suspend redemptions in certain limited circumstances.

(j)	Security is held via the Kensington Defender Offshore Fund.
(k)	All or a portion of this security is designated as collateral for options contracts. As of March 31, 2025, the fair value of collateral was $4,644,064

Kensington Defender Fund
(Consolidated) Schedule of Written Options
March 31, 2025 (Unaudited)

WRITTEN OPTIONS - (2.5)%	Notional Amount	Contracts	Value
Put Options - (2.5)%
S&P 500 Index (a)(b)(c)		–	$–
Expiration: 04/09/2025; Exercise Price: $5,800.00	(16,240,000)	(28)	(560,000)
Expiration: 04/11/2025; Exercise Price: $5,700.00	(16,530,000)	(29)	(381,495)
Expiration: 04/15/2025; Exercise Price: $5,700.00	(17,100,000)	(30)	(409,950)
Expiration: 04/16/2025; Exercise Price: $5,650.00	(16,385,000)	(29)	(305,544)
Total Put Options			(1,656,989)
TOTAL WRITTEN OPTIONS (Premiums received $1,575,992)			$(1,656,989)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b) (c)	100 shares per contract. Held in connection with purchased option contracts. See (Consolidated) Schedule of Investments for further information.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Kensington Defender Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$39,323,810	$–	$–	$39,323,810
Private Funds	–	–	–	6,496,147
Purchased Options	–	1,045,817	–	1,045,817
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	23,257,502
Total Investments	$39,323,810	$1,045,817	$–	$70,123,276

Liabilities:
Investments:
Written Options	$–	$(1,656,989)	$–	$(1,656,989)
Total Investments	$–	$(1,656,989)	$–	$(1,656,989)

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $23,257,502 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.